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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 2004


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                             000-24439               33-0803204
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
OF INCORPORATION)                    FILE NUMBER)            IDENTIFICATION NO.)


                 12621 JEFFREY ROAD, IRVINE, CALIFORNIA   92620
                 ----------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

                  On November 4, 2004, Hines Horticulture, Inc. issued a press release reporting its results of operations and financial condition for the three and nine months ended September 30, 2004.

                  A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

                  The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) EBITDA and (2) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

                  "EBITDA" means income before interest expense, provision for income taxes and depreciation and amortization. "Adjusted EBITDA" is EBITDA plus severance costs, loss on early debt extinguishment and certain losses on disposal of fixed asset, less gain (loss) on sale of fixed assets. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. These measures are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for performance relative to other companies. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance, leverage and liquidity. EBITDA and Adjusted EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure the borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

                  The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                           Not Applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           Not Applicable.

                  (c)      EXHIBITS

                           99.1 Copy of press release, dated November 4, 2004 containing information regarding the Registrant's results of operations or financial condition for the fiscal quarter ended September 30, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 4, 2004                     HINES HORTICULTURE, INC.

                                              By: /s/ Claudia M. Pieropan
                                                  ------------------------------
                                                  Claudia M. Pieropan
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer
                                                  (principal financial and
                                                  accounting officer)


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                                INDEX TO EXHIBITS


99.1 Copy of press release, dated November 4, 2004, issued by Hines Horticulture, Inc.